UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 10, 2025
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MediaAlpha, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-39671	85-1854133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 South Flower Street, Suite 640 Los Angeles, California	90017
(Address of Principal Executive Offices)	(Zip Code)
(213) 316-6256
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	MAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On December 10, 2025, the Board of Directors of MediaAlpha, Inc. (the “Company”) approved an amendment and restatement of the Company’s by-laws (as so amended and restated, the “Amended and Restated By-Laws”), which became effective the same day. Among other things, the Amended and Restated By-Laws:
•update the procedures and other requirements relating to meetings of stockholders, including by revising:
◦the scope of business that may be conducted at such meetings;
◦the process for stockholders to propose business to be brought;
◦the voting standard required to adjourn a meeting of stockholders to a majority of votes cast;
◦to eliminate the prior cap on the number of proxies that may be authorized by stockholders;
◦the treatment of proxies received by the Company for disqualified or withdrawn nominees for election to the Board;
•amend certain provisions relating to the election and terms of directors nominated pursuant to the Stockholders Agreement, as well as their service on committees of the Board;
•update certain requirements relating to nominations for election to the Board and to the removal of directors;
•clarify that the provision regarding director compensation in Section 3.13 does not limit directors from receiving other compensation;
•clarify that certain provisions relating to the indemnification of directors or officers by the Company apply to the fullest extent permitted by Delaware law;
•delete references to certain provisions of the Company’s Stockholder Agreement that are no longer applicable to the Company;
•reflect recent amendments to the Delaware General Corporation Law; and
•eliminate the provisions of Article XII relating to payment of litigation costs in the event of certain legal actions brought against the Company.
The Amended and Restated By-Laws also incorporate ministerial, technical, clarifying and conforming changes. The foregoing description is a summary and is qualified in its entirety by reference to the full text of the Amended and Restated By-Laws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

ITEM 9.01 – Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated By-Laws of MediaAlpha, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MediaAlpha, Inc.

Date: December 16, 2025	By:	/s/ Jeffrey B. Coyne
		Name:	Jeffrey B. Coyne
		Title:	General Counsel & Secretary